INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE CONTRACT
                      ISSUED BY LUTHERAN BROTHERHOOD
                      Supplement to Prospectus Dated
                               May 1, 2000
                   Relating to the World Growth Portfolio


Effective August 8, 2000, T. Rowe Price Associates, Inc. ("T. Rowe Price") purchased the 50% interest of Rowe Price-Fleming International, Inc. ("Price-Fleming"), the subadviser to the World Growth Portfolio, from Robert Fleming Holdings, Ltd. As a result of that sale, T. Rowe Price became the 100% owner of Price-Fleming and changed the name of Price-Fleming to T. Rowe Price International, Inc. ("T. Rowe Price International"). On November 14, 2000, shareholders of the World Growth Portfolio approved a new investment subadvisory agreement, effective as of August 8, 2000, by which T. Rowe Price International will continue to serve as investment subadviser for the World Growth Portfolio. The scope of services and fees payable to T. Rowe Price International under the investment subadvisory agreement are identical to the previous agreement with Price-Fleming.


November 27, 2000


        Please include this supplement with your prospectus



STK VP35		#30347